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                                                                   Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 13, 1998 incorporated by reference in Rainforest Cafe, Inc.'s Form 10-K for the year ended December 28, 1997 and to all references to our Firm included in this Registration Statement.


                                                      S/ ARTHUR ANDERSEN LLP

                                                      ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
May 19, 1998























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